Exhibit 10.9

SHARE PURCHASE AGREEMENT

by and between

ATLAS INDUSTRIES HOLDINGS LLC

and

ATLAS TITAN MANAGEMENT INVESTMENTS LLC

Dated as of May 1, 2007

SUBSCRIPTION INSTRUCTIONS - PLEASE READ CAREFULLY

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE.  THE PURCHASER OF THESE SECURITIES, BY MAKING SUCH PURCHASE, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE SECURITIES OFFERED HEREBY MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED, IN EACH CASE, THAT THE SALE, OFFER FOR SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULES 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, IN EACH CASE, THE SATISFACTION OF WHICH CONDITIONS IS SUPPORTED BY AN OPINION OF COUNSEL DELIVERED TO THE ISSUER THAT IS IN FORM, SCOPE AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY.

ATLAS INDUSTRIES HOLDINGS LLC

SHARE PURCHASE AGREEMENT

SHARE PURCHASE AGREEMENT (this “Agreement”), dated as of May 1, 2007 by and between Atlas Industries Holdings LLC, a Delaware limited liability company (the “Company”), and Atlas Titan Management Investments LLC, a Delaware limited liability company (“Buyer”).

WHEREAS:

A.            The Company wishes to sell, and Buyer wishes to purchase, common shares representing limited liability company interests (the “Shares”) in the Company as provided for in the Company’s Second Amended and Restated Operating Agreement, dated as of April 25, 2007 (as amended from time to time, the “Company’s Operating Agreement”) upon the terms and subject to the conditions set forth in this Agreement;

B.            The members of the Buyer have each agreed to make capital contributions to the Buyer (the “Capital Contributions”) in accordance with the Buyer’s operating agreement, dated as of May 1, 2007 (as amended from time to time, the “Buyer’s Operating Agreement”);

C.            The Shares sold by the Company and purchased by the Buyer (such Shares, the “Restricted Shares”) will be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”);

D.            Simultaneous with the closing of the purchase of Shares by the Buyer, the Company intends and expects to close an initial public offering (the “IPO”) of Shares to the public pursuant to registration under the 1933 Act (such Shares, the “Registered Shares”);

E.             The Restricted Shares and the Registered Shares will be identical in all respects and constitute the same class of equity interest in the Company, except as to the status of the Restricted Shares under the 1933 Act and applicable state securities laws; and

F.             The Company will, in connection with the issuance of the Restricted Shares and pursuant to the terms of the Registration Rights Agreement substantially in the form of Exhibit A attached hereto (the “Registration Rights Agreement”), grant to Buyer certain rights to register the Restricted Shares for resale by Buyer under the 1933 Act and the rules and regulations promulgated thereunder by the SEC and applicable state securities laws.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             PURCHASE AND SALE OF SHARES

a.             Purchase of Restricted Shares.  Subject to Section 1(b) below, at the Closing (defined below), the Company shall issue and sell that number of Restricted Shares to the Buyer equal to the result of  (i) the Aggregate Purchase Price (as defined below) divided by (ii) the Per Share Price (as defined below), and the Buyer shall purchase that number of Restricted Shares from the Company.  The per share purchase price (the “Per Share Price”) for the Restricted Shares shall be the same as the per share purchase price of the Registered Shares to be offered in the IPO of the Company, as set forth in the Company’s prospectus relating to the IPO.  The aggregate purchase price (the “Aggregate Purchase Price”) for the Restricted Shares shall be the aggregate amount of Capital Contributions required to be made to the Buyer by the members thereof on the Closing Date (as defined below) in accordance with the Buyer’s Operating Agreement as of the Closing Date.  The Restricted Shares shall be sold at the Closing as hereinafter provided.

b.             Closing.  The closing (the “Closing”) of the issuance and sale of the Restricted Shares shall occur contemporaneously with, and shall be conditioned upon, the closing of the IPO with respect to the sale and delivery of any firm securities thereat.  The date of the occurrence of the Closing shall be referred to herein as the “Closing Date.” For the avoidance of doubt, if for whatever reason the IPO is not completed, the Company will not be obligated to issue and sell the Restricted Shares and the Buyer shall not be required to purchase the Restricted Shares and this Agreement may be terminated in accordance with Section 5(k) below.

c.             Form of Payment.  At the Closing, the Buyer shall pay the Aggregate Purchase Price pursuant to the settlement process set forth in an escrow agreement to be entered into by and among the Buyer, the Company and other parties named therein, to be dated as of the Closing Date; provided, however, that this shall not be the exclusive form of payment if otherwise agreed by the Buyer and the Company at the Closing.

d.             Form of Delivery.  At the Closing, the Company shall deliver to the Buyer a certificate evidencing the Restricted Shares, duly executed by the Company and authenticated by the Company’s transfer agent representing that number of Restricted Shares purchased by the Buyer in accordance with Section 1(a) above and including appropriate legends for the Restricted Shares identifying the status thereof.

e.             Registration Rights Agreement.  At the Closing, the parties hereto shall execute and deliver the Registration Rights Agreement.

2.             REPRESENTATIONS AND WARRANTIES OF THE BUYER

Buyer hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that:

a.             Organization and Qualification.  Buyer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the requisite corporate power to own its properties and to carry on its business as now being conducted.

b.             Authorization; Enforceability.  (i) Buyer has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized and no further consent or corporate authorization is required therefor; (iii) this Agreement has been, and at Closing the Registration Rights Agreement will be, duly executed and delivered by Buyer; and (iv) assuming due execution and delivery by the Company, this Agreement constitutes, and the Registration Rights Agreement will constitute, the valid and binding obligations of Buyer enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application or by the public policy provisions of federal securities laws.

c.             Knowledge and Experience.  Buyer: (i) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company; (ii) is prepared to bear the economic risk of such an investment; and (iii) has consulted with its own legal, financial, tax and other advisors to the extent it has deemed appropriate in connection with any investment in the Company, as well as the purchase of the Restricted Shares and the status thereof.

d.             Company Information.  Buyer has requested, received, read and reviewed such information concerning the Company, its business and operations, the transactions in which it intends to engage and the proposed IPO, including drafts of the prospectus relating to the foregoing as it deems necessary or advisable in the circumstances.

e.             Accredited Investor.  Buyer is: (i) familiar with or has otherwise been advised by counsel regarding the rules and regulations of the 1933 Act, that are and would be applicable to it in connection with the acquisition of the Restricted Shares; (ii) familiar with the term “accredited investor,” as defined in Rule 501(a) under the 1933 Act; and (iii) an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the 1933 Act.

f.              No Registration.  Buyer acknowledges that: (i) the Restricted Shares are not a part of the IPO; (ii) the Restricted Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the 1933 Act; (iii) the Company has not filed nor will it file a registration statement in connection with, or otherwise register, the offer and sale of the Restricted Shares under the 1933 Act or the securities laws of any state except in accordance with the Registration Rights Agreement; and (iv) the solicitation of bids and any offer or sale of the Restricted Shares are being made in reliance on an exemption from the registration requirements of the 1933 Act.

g.             Investment Purpose:  No Distribution.  Buyer is seeking to acquire the Restricted Shares for its own account or an account or accounts with respect to which it exercises sole investment discretion and each such account, if any, is an institutional accredited investor and each such account, if any, is aware that the solicitation of bids and any offer or sale of the Restricted Shares are being made in reliance on an exemption from the registration requirements of the 1933 Act.  Buyer is seeking to acquire the Restricted Shares for investment purposes only, and not with a view to the distribution thereof, in whole or in part.

h.             Transfer Restrictions.  Buyer acknowledges that any subsequent transfer of the Restricted Shares may be restricted under the 1933 Act or applicable state securities laws, and that any securities so acquired will bear legends to such effect.

i.              Condition to Closing.  Buyer acknowledges and agrees that the Closing is contingent upon the closing of the IPO, and that if, for whatever reason, the IPO is not completed, the Company shall not be obligated to issue and sell the Restricted Shares and Buyer shall not be required to purchase the Restricted Shares and this Agreement may be terminated in accordance with Section 5(k) below.

j.              Manner of Issuance.  Buyer acknowledges and agrees that the issuance of the Restricted Shares shall be effected in accordance with Section 1 above.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

a.             Organization and Qualification.  The Company is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its formation, has the requisite power and authority to own its properties and to carry on its business as now being conducted and presently proposed to be conducted, as applicable.

b.             Authorization; Enforceability.  (i) The Company has the requisite power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue and/or sell the Restricted Shares in accordance with the terms hereof; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Restricted Shares, have been duly authorized and no further consent or authorization is required therefor; (iii) this Agreement has been, and at Closing the Registration Rights Agreement will be, duly executed and delivered by the Company; and (iv) assuming due execution and delivery by Buyer, this Agreement constitutes, and the Registration Rights Agreement will constitute, the valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application or by the public policy provisions of federal securities laws.

c.             Issuance of Securities.  The Restricted Shares have been duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued and fully paid, and free from all taxes, liens and charges with respect to the issue thereof.

4.             TRANSFER AGENT INSTRUCTIONS

The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Restricted Shares in such amounts as specified from time to time by the Buyer to the Company.  All such certificates shall bear a restrictive legend of the type referred to in Section 2(h) of this Agreement.  The Company warrants and covenants that no instruction other than such instructions referred to in this Section 4, and stop transfer instructions to give effect to Section 2(h) hereof or any applicable provision of the Registration Rights Agreement, will be given by the Company to its transfer agent and that the Restricted Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.  Nothing in this Section 4 shall affect in any way Buyer’s obligations and agreement to comply with all applicable securities laws upon the sale, assignment or other transfer of the Shares.  If Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of the sale, assignment or other transfer by Buyer of any of the Restricted Shares is not required under the 1933 Act, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer.

5.             GOVERNING LAW; MISCELLANEOUS

a.             Governing Law.  This Agreement shall be governed by and interpreted in accordance with, the laws of the State of New York without regard to the principles of conflict of laws to the extent that such principles would require or permit the application of laws of another jurisdiction.

b.             Counterparts.  This Agreement may be executed in two or more identical counterparts, including, without limitation, by facsimile transmission (with copies sent by U.S. mail to the other parties), all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

c.             Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretations of, this Agreement.

d.             Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

e.             Entire Agreement; Amendments.  This Agreement and the Registration Rights Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.              Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally, by courier or by facsimile (with a copy by U.S. mail) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile (with a copy by U.S. mail), in each case properly addressed to the party to receive the same.  The addresses for such communications shall be:

If to the Company:

Atlas Industries Holdings LLC
One Sound Shore Drive
Suite 302
Greenwich, CT 06830
Telephone:	(203) 983-7933
Facsimile:	(203) 622-0151
Attention:	Andrew M. Bursky

wth a copy to:

McDermott Will & Emery LLP
600 Thirteenth Street, N.W.
Washington, DC 20005
Telephone:	(202) 756-8126
Facsimile:	(202) 756-8087
Attention:	Christopher M. Zochowski

If to the Buyer:

Atlas Titan Management Investments LLP
One Sound Shore Drive
Suite 302
Greenwich, CT 06830
Telephone:	(203) 622-9138
Facsimile:	(203) 622-0151
Attention:	Administrator

With a copy to such parties as the Buyer may designate from time to time.

Each party hereto shall provide notice to the other party of any change in address.

g.             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent the Buyer.  Buyer may not assign its rights hereunder without the consent of the Company.

h.             No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.              Publicity.  Except with respect to or made in relation to the IPO, the parties shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

j.              Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

k.            Termination.  In the event that the IPO is terminated, this Agreement shall automatically be terminated and be of no further force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATLAS INDUSTRIES HOLDINGS LLC

/s/ Timothy Fazio
Name:	Timothy Fazio
Title:	President

ATLAS TITAN MANAGEMENT INVESTMENTS LLC

/s/ Andrew M. Bursky
Name:	Andrew M. Bursky
Title:	Administrator

EXHIBIT A
REGISTRATION RIGHTS AGREEMENT

[to be attached]